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                                                                 EXHIBIT 10.14.3

                                AMENDMENT NO. 3
                                       TO
                            CLIFFS DRILLING COMPANY
                           COMPENSATION DEFERRAL PLAN

         THIS AGREEMENT by Cliffs Drilling Company, a Delaware Corporation (the "Sponsor"),

                                  WITNESSETH:

         WHEREAS, the Sponsor has previously executed the Plan known as "Cliffs Drilling Company Compensation Deferral Plan" (the "Plan");

         WHEREAS, pursuant to Section 9.1 of the Plan, the Sponsor has the right to amend the Plan; and

         WHEREAS, the Sponsor has determined that the Plan should be amended in the manner hereinafter set forth;

         NOW, THEREFORE, the Sponsor agrees that the Plan is hereby amended as follows:

                  Section 1.55 of the Plan is amended to read in its entirety as follows:

                           1.55 RETIREMENT. "Retirement" shall mean Separation of a Participant (i) after completion of 15 years of service and attainment of age 55, (ii) after attainment of age 62, or (iii) only in the case of a Participant who has not been an Employee at any time during his participation in the Plan, at any time. For purposes of this Section, years of service shall be determined under the rules applied in determining years of service for purposes of vesting under the Savings Plan. Additionally, any years of service required to be credited for purposes of this Plan under a severance agreement between the Sponsor and the Participant shall be considered years of service for purposes of this Plan.

IN WITNESS WHEREOF, the Sponsor has executed this Agreement this 22nd day of February, 1999, to be effective as of January 1, 1999.


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                                   CLIFFS DRILLING COMPANY

                                   By /s/ DOUGLAS E. SWANSON
                                      ----------------------------
                                             President

ATTEST:

/s/ EDWARD A. GUTHRIE
---------------------------


THE STATE OF TEXAS    )
                      )
COUNTY OF HARRIS      )


         This instrument was acknowledged before me on 22nd February, 1999, by Douglas E. Swanson, president of Cliffs Drilling Company, a Delaware Corporation, on behalf of said corporation.

                                      /s/ KATHLEEN A. LOPEZ
                                      ------------------------------
                                         Notary Public in and for
                                            the State of Texas


[NOTARY SEAL]

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